EXHIBIT 10.4
GUARANTY OF PAYMENT AND PERFORMANCE
     This GUARANTY OF PAYMENT AND PERFORMANCE dated as of April 10, 2007 (this “Guaranty”), is executed by FELDMAN MALL PROPERTIES, INC., a Maryland corporation (“Guarantor”), to and for the benefit of KIMCO CAPITAL CORP., a Delaware corporation (“Lender”).
RECITALS:
     A. Lender has agreed to loan the principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) or such lesser principal amount as may be outstanding thereunder (the “Loan”) to Feldman Equities Operating Partnership, LP, a Delaware limited partnership (the “Borrower”). All terms not otherwise defined herein shall have the meanings set forth the Note (as defined below).
     B. As a condition precedent to Lender’s extension of the Loan to Borrower and in consideration therefor, Lender has required the execution and delivery of (i) this Guaranty by Guarantor, (ii) that certain Promissory Note dated even date herewith, executed by Borrower and made payable to the order of Lender (the “Note”), evidencing the Loan, and (iii) the other Loan Documents (as defined in the Note).
     C. Guarantor is an affiliate of Borrower and, having a financial interest in Borrower, has agreed to execute and deliver this Guaranty to Lender.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:
AGREEMENTS:
     1. Guaranty. Guarantor hereby unconditionally, absolutely and irrevocably guaranties to Lender the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of Borrower to Lender evidenced by the Note and any other amounts that may become owing by the Borrower under the Loan Documents, including any amendments, additions, substitutions, supplements, extensions or renewals of the foregoing (such indebtedness, obligations and other amounts are hereinafter referred to as “Payment Obligations”) and the prompt and proper performance by Borrower of all of its obligations to Lender under the Loan Documents (collectively the “Non-Payment Obligations”). This Guaranty is a present and continuing guaranty of payment and performance and not of collectability, and Lender shall not be required to prosecute collection, enforcement or other remedies against Borrower or any other guarantor of the Payment Obligations or Non-Payment Obligations, or to enforce or resort to any collateral for the repayment of the Payment Obligations or other rights or remedies pertaining thereto, before calling on Guarantor for payment or performance. The Guarantor further specifically agrees that if for any reason Borrower shall fail or be unable to pay, punctually and fully, any of the Payment Obligations, Guarantor shall pay such obligations to Lender in full immediately upon demand. One or more successive actions may be brought against Guarantor, as often as Lender deems advisable, until all of the Payment

Obligations are paid and performed in full. The Payment Obligations, the Non-Payment Obligations, together with all other payment and performance obligations of the Guarantor hereunder, are referred to herein as the “Obligations”. Without limiting the foregoing, the undersigned absolutely, irrevocably and unconditionally indemnifies and saves Lender harmless from and against all liabilities, suits, proceedings, actions, claims and assertions, charges, demands, delays, injuries and expenses (including reasonable attorneys fees and disbursements) which are incurred by Lender as a result of any allegation or determination that the Obligations involve a fraudulent conveyance, transfer or obligation under federal or state law.
     2. Representations and Warranties. The following shall constitute representations and warranties of Guarantor, and Guarantor hereby acknowledges that Lender intends to make the Loan in reliance thereon:
     (a) Guarantor is not in default, and no event has occurred which, with the passage of time and/or the giving of notice, would constitute a default, under any agreement to which Guarantor is a party, the effect of which will impair performance by Guarantor of its obligations under this Guaranty. Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Guarantor is a party or to which Guarantor or the property of Guarantor may be subject.
     (b) There are no litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to the knowledge of Guarantor, threatened that could adversely affect performance by Guarantor of its obligations under this Guaranty.
     (c) Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to the Lender by Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.
     (d) Guarantor represents and warrants that it complies with all of the requirements necessary for classification for federal income tax purposes as a Real Estate Investment Trust within the meaning of Section 856 of the Internal Revenue Code, including without limitation, compliance with the requirements regarding the composition of its assets and character of its gross income.
     (e) Guarantor is informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment or performance of the Obligations.

     3. Continuing Guaranty. Guarantor agrees that performance of the Obligations by Guarantor shall be a primary obligation, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lender, Borrower, any other guarantor of the Obligations or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including without limitation:
     (a) any lack of validity or enforceability of any of the Loan Documents;
     (b) any termination, amendment, modification or other change in any of the Loan Documents, including, without limitation, any modification of the interest rate(s) described therein;
     (c) any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;
     (d) any failure, omission or delay on the part of Borrower, Guarantor, any other guarantor of the Obligations or Lender to conform or comply with any term of any of the Loan Documents or any failure of Lender to give notice of any Event of Default (as defined in the Note);
     (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;
     (f) any action or inaction by Lender under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of Lender to perfect, enforce, assert or exercise any lien, security interest, right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of Lender;
     (g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Borrower, Guarantor or any other guarantor of the Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;
     (h) any merger or consolidation of Borrower into or with any entity, or any sale, lease or transfer of any of the assets of Borrower, Guarantor or any other guarantor of the Obligations to any other person or entity;
     (i) any change in the ownership of Borrower or any change in the relationship between Borrower, Guarantor or any other guarantor of the Obligations, or any termination of any such relationship;

     (j) any release or discharge by operation of law of Borrower, Guarantor or any other guarantor of the Obligations from any obligation or agreement contained in any of the Loan Documents; or
     (k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Borrower or Guarantor to the fullest extent permitted by law.
     4. Waivers. The Guarantor expressly and unconditionally waives (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Documents and notice of any Event of Default or any failure on the part of Borrower, Guarantor or any other guarantor of the Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against Borrower, Guarantor or any other guarantor of the Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any person or entity, (v) any requirement on the part of Lender to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Lender under any of the Loan Documents.
     5. Subordination. Guarantor agrees that any and all present and future debts and obligations of Borrower to Guarantor are hereby subordinated to the claims of Lender and are hereby assigned by Guarantor to Lender as security for the Obligations and the obligations of Guarantor under this Guaranty.
     6. Subrogation Waiver. Until the Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by Guarantor or Borrower as a preferential or fraudulent payment have expired, Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which Guarantor may now or hereafter have by and from Borrower and the successors and assigns of Borrower, for any payments made by Guarantor to Lender, including, without limitation, any rights which might allow Borrower, Borrower’s successors, a creditor of Borrower, or a trustee in bankruptcy of Borrower to claim in bankruptcy or any other similar proceedings that any payment made by Borrower or Borrower’s successors and assigns to Lender was on behalf of or for the benefit of Guarantor and that such payment is recoverable by Borrower, a creditor or trustee in bankruptcy of Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Lender.
     7. Reinstatement. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations or the obligations of Guarantor under this Guaranty is rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Borrower, by reason of any judgment, decree or order of any court or administrative body or otherwise, all as though such payment had not been made.
     8. Financial Statements. Guarantor represents and warrants to Lender that (a) any financial statements of Guarantor submitted to Lender on or prior to the date hereof are true, complete and correct in all material respects, disclose all actual and contingent liabilities, and fairly present the financial condition of Guarantor as of their respective dates, and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statements submitted or this Guaranty, and (b) no material adverse change has occurred in any such financial statements from the dates thereof until the date hereof. Upon Lender’s request, Guarantor shall furnish to Lender financial statements in form and substance reasonably acceptable to Lender, including, but not limited to, federal income tax returns, certified by Guarantor as true, complete and correct.
     9. Enforcement Costs. If: (a) this Guaranty, is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding; (b) one or more attorneys is retained to represent Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, or (c) one or more attorneys is retained to represent Lender in any other proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Lender upon demand all fees, costs and expenses incurred by Lender in connection therewith, including, without limitation, reasonable attorney’s fees, court costs and filing fees (all of which are referred to herein as the “Enforcement Costs”), in addition to all other amounts due hereunder.
     10. Successors and Assigns; Joint and Several Liability. This Guaranty shall inure to the benefit of Lender and its successors and assigns. This Guaranty shall be binding on Guarantor and the heirs, legatees, successors and assigns of Guarantor. It is agreed that the liability of Guarantor hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to the Obligations or any part thereof and that the liability of Guarantor hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations.
     11. No Waiver of Rights. No delay or failure on the part of Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.
     12. Modification. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of the Lender.

     13. Joinder. Any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Borrower or any other guarantor of the Obligations in such action.
     14. Severability. If any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Guarantor and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.
     15. Applicable Law. This Guaranty is governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of New York.
     16. Notices. All notices, communications and waivers under this Guaranty shall be in writing and shall be (a) delivered in person, (b) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (c) by overnight express carrier, addressed in each case as follows:

To Lender:	c/o Kimco Realty Corporation
3333 New Hyde Park Road Suite 100
New Hyde Park, New York 11042
Attention: Bruce Rubenstein
Facsimile No.: (516) 869-7256 and
Attention: Glenn Cohen
Facsimile No.: 516-869-2572 and

c/o Kimco Realty Corporation
1111 Burlington Avenue
Suite 113
Lisle, IL 60532
Attention: Eric Niederman
Facsimile No.: 630-322-9204

To Guarantor:	1010 Northern Boulevard
Suite 314 Great Neck, New York 11021
Attention: Larry Feldman
Facsimile No.: (516) 684-1059

With a copy to:

Feldman Mall Properties, Inc.
2201 E. Camelback Road, Suite 350
Phoenix, Arizona 85016
Attention: Legal Affairs
Facsimile No. 602-277-7774

or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.
     17. CONSENT TO JURISDICTION. TO INDUCE LENDER TO ACCEPT THIS GUARANTY, GUARANTOR IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY WILL BE LITIGATED IN COURTS HAVING SITUS IN NEW YORK, NEW YORK. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN NEW YORK, NEW YORK, WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.
     18. WAIVER OF DEFENSES. OTHER THAN CLAIMS BASED UPON THE FAILURE OF LENDER TO ACT IN A COMMERCIALLY REASONABLE MANNER, GUARANTOR WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH GUARANTOR OR BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.
     19. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. GUARANTOR AGREES THAT GUARANTOR WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.
     20. Facsimile Signatures. Receipt of an executed signature page to this Guaranty by facsimile or other electronic transmission shall constitute effective delivery thereof.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

FELDMAN MALL PROPERTIES, INC., a Maryland corporation
By:	/s/ Lawrence Feldman
	Name:	Lawrence Feldman
	Title:	Chairman and Chief Executive Officer

8